UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2010

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus, Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 20, 2010, Carmike Cinemas, Inc. filed a Current Report on Form 8-K (the “Original 8-K”) reporting the completion of its acquisition of a 20% profits interest in SV Holdco, LLC (a holding company of Technicolor Cinema Advertising, LLC) (the “Transaction”) and stating that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within the time period specified in the instructions to Item 9.01 of Form 8-K. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information referenced in the Original 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The Technicolor Cinema Advertising, LLC and Subsidiaries audited financial statements for the year ended December 31, 2009 are attached as Exhibit 99.3 to this amended Current Report on Form 8-K and incorporated by reference herein.

The Technicolor Cinema Advertising, LLC and Subsidiaries unaudited financial statements as of June 30, 2010 and December 31, 2009 and for each of the six months in the periods ended June 30, 2010 and June 30, 2009 are attached as Exhibit 99.4 to this amended Current Report on Form 8-K and incorporated by reference herein.

The consent of KPMG LLP, Technicolor Cinema Advertising, LLC’s independent public accounting firm, is attached as Exhibit 23.1 to this amended Current Report on Form 8-K.

(b)	Pro Forma Financial Information

The following unaudited pro forma consolidated financial information related to the Transaction is attached as Exhibit 99.2 to this amended Current Report on Form 8-K and incorporated by reference herein.

(i)	Unaudited Pro Forma Consolidated Balance Sheet of Carmike Cinemas, Inc. as of June 30, 2010; and

(ii)	Unaudited Pro Forma Condensed Statements of Operations of Carmike Cinemas, Inc. for the year ended December 31, 2009 and the six month period ended June 30, 2010.

(d)	Exhibits.

23.1	Consent of KPMG LLP.

99.1	Press release dated October 14, 2010 (incorporated by reference to Exhibit 99.1 to the Original 8-K).

99.2	Unaudited Pro Forma Financial Information.

99.3	Technicolor Cinema Advertising, LLC and Subsidiaries audited consolidated financial statements for the year ended December 31, 2009.

99.4	Technicolor Cinema Advertising, LLC and Subsidiaries unaudited condensed consolidated financial statements as of June 30, 2010 and December 31, 2009 and for each of the six months in the periods ended June 30, 2010 and June 30, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: December 21, 2010	By:	/s/ Richard B. Hare
Richard B. Hare
Senior Vice President—Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Press release dated October 14, 2010 (incorporated by reference to Exhibit 99.1 to the Original 8-K).

99.2	Unaudited Pro Forma Consolidated Financial Information.

99.3	Technicolor Cinema Advertising, LLC and Subsidiaries audited consolidated financial statements for the year ended December 31, 2009.

99.4	Technicolor Cinema Advertising, LLC and Subsidiaries unaudited condensed consolidated financial statements as of June 30, 2010 and December 31, 2009 and for each of the six months in the periods ended June 30, 2010 and June 30, 2009.